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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  February 4, 1999
                                                         ----------------

                           CORINTHIAN COLLEGES, INC.
                           -------------------------
                      (Exact Name of Issuer as Specified
                                in its Charter)


              Delaware                0-25283                   33-0717312
         -----------------        ----------------       -----------------------
         (State or Other          (Commission File              (IRS
          Jurisdiction                 Number)           Employer Identification
          of Incorporation)                                      Number)

       6 Hutton Centre Drive, Suite 400, Santa Ana, California        92707
       -------------------------------------------------------      ----------
         (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (714) 427-3000
                                                   --------------


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ITEM 5.  OTHER EVENTS

          On February 4, 1999, the Securities and Exchange Commission (the "Commission") declared effective the Registrant's Registration Statement on Form S-1 (File No. 333-59505) (the "Registration Statement") relating to the public offering of 2,700,000 shares of the Registrant's Common Stock, par value $.0001 per share (the "Common Stock"), and an over-allotment option granted by certain stockholders (the "Selling Stockholders") to the underwriters to purchase up to 405,000 shares of the Registrant's Common Stock. The Registrant's Restated Certificate of Incorporation became effective simultaneously with the filing of such Restated Certificate with the Delaware Secretary of State on February 3, 1999. The public offering (the "Offering") commenced on February 4, 1999 upon the execution of an Underwriting Agreement dated as of February 4, 1999 by and among the Registrant, the Selling Stockholders named therein, and Salomon Smith Barney, Credit Suisse First Boston and Piper Jaffray, Inc., as representatives of the several underwriters named therein. The Registrant's Common Stock began trading on the New York Stock Exchange on February 5, 1999 under the symbol "COCO". On February 10, 1999 the Registrant completed the public offering at $18.00 per share of an aggregate of 2,700,000 shares of Common Stock, all of which were offered by the Registrant, resulting in net proceeds (after deducting underwriting discounts payable by the Registrant) of $45,198,000 to the Registrant.

          On February 22, 1999, the underwriters exercised the over-allotment option granted by the Selling Stockholders in full. On February 25, 1999 the Selling Stockholders completed the sale of 405,000 shares covered by the over-allotment option to the underwriters. The Registrant received no proceeds from the sale of the over-allotment shares.

          Concurrent with the consummation of the Offering, the Registrant entered into a $10 million credit facility with Union Bank of California that replaced the Registrant's existing line of credit. The new credit facility is a one year, secured revolving credit facility, bears interests at LIBOR plus 200 basis points and includes a non-usage fee of 1/8% per year on the unused portion. At maturity, any acquisition advances will convert to a three year fully amortizing term loan. Under this line of credit, the Company will be required to maintain certain financial and other covenants. Borrowings under this line of credit are secured by substantially all personal property of the Company.

     Exhibit No.    Description
     -----------    -----------

        99.1 Loan Agreement by and between the Registrant and Union Bank of California, dated as of February 10, 1999.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORINTHIAN COLLEGES, INC.




March 4, 1999                        /s/ FRANK J. McCORD
                                     --------------------------------------
                                     Frank J. McCord
                                     Vice President and Chief Financial Officer

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